Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) made as of this 26th day of June, 2008 by and among General Electric Credit Corporation of Tennessee (“GECCT”), Logistics Holding Corp. (“Logistics”), RTLC Acquisition Corp. (“RTLC”), NTFC Capital Corporation (“NTFC”), Penske Truck Leasing Corporation (“PTLC”), PTLC Holdings Co., LLC (“Holdings”), PTLC2 Holdings Co., LLC (“Holdings 2”), Penske Automotive Group, Inc. (“PAG”) and Penske Truck Leasing Co., L.P. (the “Partnership”). GECCT, Logistics, RTLC and NTFC are sometimes hereinafter referred to collectively as the “GE Partners” and each individually as a “GE Partner.” PTLC, Holdings, Holdings 2 and PAG are sometimes hereinafter referred to collectively as the “Penske Partners” and each individually as a “Penske Partner.”

RECITALS

A. The Partnership is a Delaware limited partnership, the sole partners of which are the GE Partners, which collectively have a 60% Partnership Interest consisting solely of limited partner interests in the Partnership (the “GE Interest”), and the Penske Partners (other than PAG), which collectively have a 40% Partnership Interest consisting of a general partner interest and limited partner interests in the Partnership.

B. The GE Partners and the Penske Partners desire to amend the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 10, 1988, as amended thereafter by Amendment Nos. 1 through 10 thereto, among the GE Partners and the Penske Partners other than PAG (the “Existing Partnership Agreement”) for the purpose, among other things, of admitting PAG as a limited partner. Capitalized defined terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Existing Partnership Agreement. The Existing Partnership Agreement as amended by Amendment No. 11 thereto as contemplated by this Agreement is hereafter referred to as the “Amended Partnership Agreement.”

C. PAG desires to purchase from GECCT and Logistics (collectively, the “Sellers”), and the Sellers desire to sell to PAG, a portion of the GE Interest equal to a 9% limited partner’s interest in the Partnership, after the closing of which purchase and sale, the GE Partners collectively will have a 51% limited partner’s interest in the Partnership and Holdings will have an 18.32% limited partner’s interest in the Partnership, Holdings 2 will have a 10% limited partner’s interest in the Partnership, PAG will have a 9% limited partner’s interest in the Partnership, and collectively with PTLC’s general partner interest in the Partnership, the Penske Partners will have a 49% partnership interest in the Partnership, such transaction hereafter referred to as the “Transaction.”

D. PAG and the Sellers have each retained an investment bank (hereafter referred to as the “Investment Banks”) to deliver to each of PAG, and the Sellers and certain of their affiliates, a valuation analysis with respect to the Transaction.

AGREEMENT

In consideration of the respective representations, warranties, covenants, and conditions contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

1. Purchase of Partnership Interests.

(a)	On the date hereof (the “Closing Date”), PAG shall purchase from the Sellers, and the Sellers shall sell to PAG, free and clear of all liens, claims, security interests, restrictions, and encumbrances whatsoever (other than as set forth in the Amended Partnership Agreement, as amended and restated from time to time), a portion of the GE Interest owned by the Sellers equal to a 9% limited partner’s Partnership Interest (the “Purchased Interests”). The Purchased Interests will consist of a portion of GECCT’s limited partner’s Partnership Interest, equal to a 0.97% limited partner’s Partnership Interest, and a portion of Logistics’ limited partner’s Partnership Interest, equal to an 8.03% limited partner’s Partnership Interest. Notwithstanding anything to the contrary contained in the Existing Partnership Agreement, the effective time and date of the purchase and sale contemplated hereby shall be close of the Partnership’s business on June 28, 2008 (the “Effective Time”). As of the Effective Time, the GE Partners will collectively have a 51% Partnership Interest, and the Penske Partners will collectively have a 49% Partnership Interest. The aggregate purchase price for the Purchased Interests shall be $219,000,000 payable in cash by wire transfer of immediately available funds to the Sellers to an account or accounts designated by the Sellers in writing. The Purchased Interests shall be purchased by PAG from the Sellers, and the purchase price therefor shall be allocated to the Sellers in the following manner: $23,608,200, or 10.78% of the total purchase price, to GECCT, and the remainder, $195,391,800, or 89.22% of the total purchase price, to Logistics.

(b) On the Closing Date:

(i) The Sellers shall deliver to PAG (A) a duly executed and acknowledged written Assignment Agreement (as defined below), transferring to PAG all right, title and interest in and to the Purchased Interests, and (B) cash, representing interest on the purchase price from the Closing Date to the Effective Time (the “Interest Due”), in an aggregate amount equal to $60,833 by wire transfer of immediately available funds to the account or accounts designated by PAG in writing. GECCT will pay $6,558, or 10.78%, of the Interest Due and Logistics will pay $54,275, or 89.22%, of the Interest Due.

(ii) PAG shall deliver to the Sellers (A) a duly executed and acknowledged Assignment Agreement, and (B) cash in an aggregate amount equal to $219,000,000 by wire transfer of immediately available funds to the account or accounts designated by the Sellers in writing, allocated to each of the Sellers as described in Section 1(a) of this Agreement; and

(iii) the Penske Partners shall execute and/or deliver such certificates, agreements and other documents required to be delivered by each such party hereto pursuant to Sections 8, 9 and 10 and other certificates certifying that their respective representations, warranties and covenants made on the date of this Agreement are true and correct in all material respects on the Closing Date.

(iv) the GE Partners shall execute and/or deliver such certificates, agreements and other documents required to be delivered by each such party hereto pursuant to Sections 8, 9 and 10 and other certificates certifying that their respective representations, warranties and covenants made on the date of this Agreement are true and correct in all material respects on the Closing Date.

(v) the GE Partners and the Penske Partners shall execute and deliver Amendment No. 11 to the Existing Partnership Agreement, dated the date hereof, in the form executed concurrently herewith by the GE Partners and the Penske Partners (the “Limited Partnership Agreement Amendment”).

(vi) General Electric Capital Corporation (“GECC”) and the Partnership shall execute and deliver Amendment No. 2 to Revolving Credit Agreement, dated the date hereof, in the form executed concurrently herewith by GECC and the Partnership (“Amendment No. 2 to Revolving Credit Agreement”), amending the Revolving Credit Agreement dated as of June 30, 2006 by and between GECC and the Partnership, as amended by Amendment No. 1 to Revolving Credit Agreement and Contingent Liabilities Agreement dated as of March 31, 2007 (as amended by Amendment No. 2 to Revolving Credit Agreement, the “Revolving Credit Agreement”).

(vii) Each of the Sellers and PAG shall execute and deliver an Assignment of Limited Partnership Interest, dated as of the date hereof, in the form executed concurrently herewith by the Sellers and PAG (the “Assignment Agreement”).

(viii) PTLC and the Partnership shall execute and deliver an Amendment to Trade Name and Trademark Agreement, dated as of the date hereof, in the form executed concurrently herewith by PTLC and the Partnership (the “Trademark Agreement Amendment”).

2. Consent of the Advisory Committee. The execution and delivery of this Agreement by the Partnership constitutes consent of the Partnership’s Advisory Committee to the Transaction Documents, and the transactions contemplated by such agreements, to the extent such consent is required under Section 6.5 of the Existing Partnership Agreement or otherwise.

3. Contingent Payments Accruing to PAG.

(a) Expense Reimbursement. If, before the fifth anniversary of the Closing Date, (A) a Refinancing (as defined in the Revolving Credit Agreement) is consummated in accordance with section 8 of the Revolving Credit Agreement as a result of GECC’s exercise of its right thereunder to cause the Partnership to effect a Refinancing, provided that (i) all net proceeds of such Refinancing are used to pay down principal amounts outstanding under the Revolving Credit Agreement and (ii) the Revolving Credit Agreement is amended concurrently therewith to reduce the aggregate principal amount of the Commitment (as defined in the Revolving Credit Agreement) by the amount of the aggregate net proceeds from such Refinancing, or (B) with the prior written approval of the Advisory Committee (including the approval of each GE Committee Member and each GP Committee Member), (1) the Partnership consummates the incurrence of indebtedness for borrowed money from a third-party lender in lieu of a draw under the Commitment, provided that the Revolving Credit Agreement is amended concurrently therewith to reduce the aggregate principal amount of the Commitment by the amount of the aggregate proceeds from such incurrence of indebtedness, (2) the Partnership consummates the issuance of preferred partnership equity to a third-party investor in lieu of a draw under the Commitment, provided that the Revolving Credit Agreement is amended concurrently therewith to reduce the aggregate principal amount of the Commitment by the amount of the aggregate proceeds from such issuance, or (3) the Partnership obtains from a third party a replacement or new letter of credit or guaranty in lieu of a draw under the Commitment, provided that the Revolving Credit Agreement is amended concurrently therewith to reduce the aggregate principal amount of the Commitment by the amount of such replacement or new letter of credit or guaranty (each of the preceding clauses (A) and (B)(1) through (B)(3), individually and collectively a “Refinancing Instrument”), then the GE Partners or GECC will pay to PAG, at each anniversary of the Closing Date following the closing of any Refinancing Instrument until and including the fifth anniversary of the Closing Date, an amount, if any, equal to 9.0% of the amount by which, with respect to each Refinancing Instrument (including any refinancing or replacement of any Refinancing Instrument that has received the prior written approval of the Advisory Committee (including the approval of each GE Committee Member and each GP Committee Member)), (x) as applicable, the interest, distributions on preferred partnership equity, letter of credit or guaranty fees, commitment fees and unused facility fees and any other reasonable out-of-pocket transaction fees, expenses and facility costs (collectively, the “Costs”) exceeds (y) the Costs that would have been payable under the Commitment (as defined in the Revolving Credit Agreement) or the Contingent Liabilities Agreement, as applicable, relating to the principal amount of the Refinancing Instruments for the applicable period. For avoidance of doubt, the applicable period for each payment is the period beginning on the closing of the applicable Refinancing Instrument, and ending on the next anniversary of the Closing Date and each one year period thereafter until and including the fifth anniversary of the Closing Date. As used in this Agreement, “Contingent Liabilities Agreement” means that certain Contingent Liabilities Agreement dated as of June 30, 2006, as amended or restated from time to time.

(b) License Fee Reimbursement. If, pursuant to the Trademark Agreement Amendment, the Partnership is required to pay the License Fee (as defined in the Trademark Agreement Amendment) to PTLC, PTLC will pay to PAG, concurrently with receipt of such License Fee from the Partnership, an amount equal to 9.0% of such License Fee received until and including the fifth anniversary of the Closing Date.

4A. Representations and Warranties of the Penske Partners other than PAG. Notwithstanding the foregoing, references in this Section 4A to the Penske Partners shall only include PTLC, Holdings and Holdings 2 and shall not include PAG. The Penske Partners hereby jointly and severally represent and warrant to PAG, the GE Partners and the Partnership as follows:

(a) Each Penske Partner is duly incorporated or formed, validly existing, and in good standing under the laws of its state of incorporation or formation and has the corporate or other power and lawful authority to own and hold its properties and conduct its business as now owned, held, and conducted in its jurisdiction of incorporation or formation and in the other states (or other jurisdictions) in which it is required to register or qualify to do business and Holdings and Holdings 2, respectively, are wholly-owned subsidiaries of PTLC. Each Penske Partner has the requisite corporate or other power and authority to enter into and to perform its obligations under this Agreement, the Limited Partnership Agreement Amendment, the Amendment No. 2 to the Revolving Credit Agreement, the Assignment Agreement, the Trademark Agreement Amendment, and the other agreements, instruments and documents contemplated hereby or delivered herewith (collectively, the “Transaction Documents”) to which it is a party. The execution, delivery and performance by each Penske Partner of this Agreement and the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporation and other action on the part of the Penske Partners.

(b) This Agreement has been, and each of the Transaction Documents to be executed and delivered by each Penske Partner will be, duly executed and delivered by such Penske Partner, and this Agreement is, and each of the Transaction Documents, when duly executed and delivered by all parties whose execution and delivery thereof is required, shall be, the legal, valid, and binding obligations of each Penske Partner, enforceable against such Penske Partner in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, receivership, moratorium, conservatorship, reorganization, or other laws of general application affecting the rights of creditors generally or by general principles of equity.

(c) Neither the execution and delivery of this Agreement or any other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (i) violate, breach, or be in conflict with any provisions of the organizational documents of any Penske Partner, (ii) result in the creation or imposition of any lien, claim, or encumbrance upon any property, rights or assets of any Penske Partner, (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, agreement or arrangement to which any Penske Partner is a party or by which any Penske Partner is bound or to which any of their respective properties or assets is subject, or (iv) violate any law, rule or regulation, or judgment, decision, order, injunction, decree, award, or writ of any governmental authority or arbitrator to which any Penske Partner is subject, or by which any of their respective properties or assets is bound.

(d) No person, firm, corporation or entity acting for or on behalf of any of the Penske Partners is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from any of the parties in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

(e) Each of the Penske Partners has been provided full access to financial and other information about the Partnership’s business and has had the opportunity to ask questions of and receive answers from the Partnership’s management concerning the business and financial condition of the Partnership. Each of the Penske Partners has conducted its own investigation, to the extent that it has determined necessary or desirable, regarding the Partnership and the transactions contemplated by this Agreement and the other Transaction Documents, and has obtained sufficient information from such independent efforts, relating to both the Partnership and its business, to enable the Penske Partners to evaluate the economic merits and risks of the transactions contemplated by this Agreement and the other Transaction Documents, including the purchase by PAG of the Partnership Interests contemplated hereby, and the Penske Partners acknowledge that each has determined to enter into this Agreement and the other Transaction Documents to which it is a party based on such investigation. In deciding to enter into this Agreement and the other Transaction Documents, the Penske Partners have not relied upon any representations of the GE Partners, GECC or the Partnership, other than those specifically set forth in this Agreement and the other Transaction Documents, and the Penske Partners acknowledge that no oral representations have been made by the GE Partners, GECC or the Partnership or any representative of any of them in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

(f) Securities Matters. The Purchased Interests are being acquired by PAG for its own account and without a view to the public distribution or sale of the Purchased Interests or any interest therein. PAG has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Interests, and PAG is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Purchased Interests. PAG understands and agrees that it may not sell or dispose of any of the Purchased Interests other than pursuant to a registered offering in compliance with, or in a transaction exempt from, the registration requirements of the U.S. securities laws and applicable foreign securities laws or as otherwise permitted by the Amended Partnership Agreement.

(g) Financial Information. The information made available by the Partnership, to the best of the knowledge after due inquiry of the Penske Partners, or by the Penske Partners to PAG and the Investment Banks does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made to the extent that the information made available by the Partnership or the Penske Partners relied on information made available to the Partnership or the Penske Partners by the GE Partners or GECC. All information made available by the Partnership or the Penske Partners includes, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding projections, growth plans, and cost reductions and similar matters that are not historical facts. Such statements are based on management’s current expectations, which management believes to be reasonable, and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.

4B. Representations and Warranties of PAG. PAG hereby represents and warrants to the GE Partners, the Penske Partners (other than PAG) and the Partnership as follows:

(a) PAG is duly incorporated, validly existing, and in good standing under the laws of its state of incorporation or formation and has the corporate power and lawful authority to own and hold its properties and conduct its business as now owned, held, and conducted in its jurisdiction of incorporation and in the other states (or other jurisdictions) in which it is required to register or qualify to do business. PAG has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance by PAG of this Agreement and the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporate action on the part of PAG.

(b) This Agreement has been, and each of the Transaction Documents to be executed and delivered by PAG will be, duly executed and delivered by PAG, and this Agreement is, and each of the Transaction Documents, when duly executed and delivered by all parties whose execution and delivery thereof is required, shall be, the legal, valid, and binding obligations of PAG, enforceable against PAG in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, receivership, moratorium, conservatorship, reorganization, or other laws of general application affecting the rights of creditors generally or by general principles of equity.

(c) Neither the execution and delivery of this Agreement or any other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (i) violate, breach, or be in conflict with any provisions of the organizational documents of PAG, (ii) except as specifically provided in the Limited Partnership Agreement Amendment, result in the creation or imposition of any lien, claim, or encumbrance upon any property, rights or assets of PAG, (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, agreement or arrangement to which PAG is a party or by which PAG is bound or to which any of its respective properties or assets is subject, or (iv) violate any law, rule or regulation, or judgment, decision, order, injunction, decree, award, or writ of any governmental authority or arbitrator to which PAG is subject, or by which any of its respective properties or assets is bound.

(d) No person, firm, corporation or entity acting for or on behalf of any PAG is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from any of the parties in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

(e) PAG has been provided full access to financial and other information about the Partnership’s business and has had the opportunity to ask questions of and receive answers from the Partnership’s management concerning the business and financial condition of the Partnership. PAG has conducted its own investigation, to the extent that it has determined necessary or desirable, regarding the Partnership and the transactions contemplated by this Agreement and the other Transaction Documents, and has obtained sufficient information from such independent efforts, relating to both the Partnership and its business, to enable PAG to evaluate the economic merits and risks of the transactions contemplated by this Agreement and the other Transaction Documents, including the purchase by PAG of the Partnership Interests contemplated hereby, and PAG acknowledges that it has determined to enter into this Agreement and the other Transaction Documents to which it is a party based on such investigation. In deciding to enter into this Agreement and the other Transaction Documents, PAG has not relied upon any representations of the GE Partners, the Penske Partners (other than PAG), GECC or the Partnership, other than those specifically set forth in this Agreement and the other Transaction Documents, and PAG acknowledges that no oral representations have been made by the GE Partners, GECC, the Penske Partners (other than PAG) or the Partnership or any representative of any of them in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

(f) Securities Matters. The Purchased Interests are being acquired by PAG for its own account and without a view to the public distribution or sale of the Purchased Interests or any interest therein. PAG has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Interests, and PAG is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Purchased Interests. PAG understands and agrees that it may not sell or dispose of any of the Purchased Interests other than pursuant to a registered offering in compliance with, or in a transaction exempt from, the registration requirements of the U.S. securities laws and applicable foreign securities laws or as otherwise permitted by the Amended Partnership Agreement.

5. Representations and Warranties of the Partnership. The Partnership hereby represents and warrants to the GE Partners and the Penske Partners as follows:

(a) The Partnership is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the partnership power and lawful authority to own and hold its properties and conduct its business as now owned, held and conducted in its jurisdiction of organization and in the other states (or other jurisdiction) in which it is required to register or qualify to do business. The Partnership has the requisite partnership power and authority to enter into and to perform its obligations under the Transaction Documents to which it is a party. The execution, delivery and performance by the Partnership of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary partnership and other action on the part of the Partnership.

(b) This Agreement has been, and each of the Transaction Documents to be executed and delivered by the Partnership will be, duly executed and delivered by the Partnership, and this Agreement is, and each of the Transaction Documents, when duly executed and delivered by all parties whose execution and delivery thereof is required, shall be, the legal, valid, and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, receivership, moratorium, conservatorship, reorganization, or other laws of general application affecting the rights of creditors generally or by general principles of equity.

(c) Neither the execution and delivery of this Agreement or any other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (i) violate, breach, or be in conflict with any provisions of the organizational documents of the Partnership, (ii) result in the creation or imposition of any lien, claim, or encumbrance upon any property, rights or assets of the Partnership, except as contemplated pursuant to the Transaction Documents, (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, agreement or arrangement to which the Partnership is a party or by which the Partnership is bound or to which any its properties or assets is subject, or (iv) violate any law, rule or regulation, or judgment, decision, order, injunction, decree, award, or writ of any governmental authority or arbitrator to which the Partnership is subject or by which any of its properties or assets is bound.

(d) No person, firm, corporation or entity acting for or on behalf of the Partnership is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from any of the parties in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

(e) Financial Information. The information made available by the Partnership, to the best of the knowledge after due inquiry of the general partner of the Partnership, to PAG and the Investment Banks does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All information made available by the Partnership includes, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding projections, growth plans, and cost reductions and similar matters that are not historical facts. Such statements are based on management’s current expectations, which management believes to be reasonable, and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.

6. Representations and Warranties of the GE Partners. The GE Partners hereby jointly and severally represent and warrant to the Penske Partners and the Partnership as follows:

(a) Each GE Partner is duly incorporated, validly existing, and in good standing under the laws of its state of incorporation and has the corporate power and lawful authority to own and hold its properties and conduct its business as now owned, held, and conducted in its jurisdiction of incorporation and in the other states (or other jurisdictions) in which it is required to register or qualify to do business. Each GE Partner has the requisite corporate and other power and authority to enter into and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance by each GE Partner of this Agreement and the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporate and other action on the part of the GE Partners.

(b) This Agreement has been, and each of the Transaction Documents to be executed and delivered by each GE Partner will be, duly executed and delivered by such GE Partner, and this Agreement is, and each of the Transaction Documents, when duly executed and delivered by all parties whose execution and delivery thereof is required, shall be, the legal, valid, and binding obligations of each GE Partner, enforceable against such GE Partner in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, receivership, moratorium, conservatorship, reorganization, or other laws of general application affecting the rights of creditors generally or by general principles of equity.

(c) Neither the execution and delivery of this Agreement or any other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (i) violate, breach, or be in conflict with any provisions of the organizational documents of any GE Partner, (ii) result in the creation or imposition of any lien, claim, or encumbrance upon any property, rights or assets of any GE Partner, (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, agreement or arrangement to which any GE Partner is a party or by which any GE Partner is bound or to which any of their respective properties or assets is subject, or (iv) violate any law, rule or regulation, or judgment, decision, order, injunction, decree, award, or writ of any governmental authority or arbitrator to which any GE Partner is subject, or by which any of their respective properties or assets is bound.

(d) The Sellers own, of record and beneficially, the Purchased Interests, free and clear of all liens, claims, security interests, restrictions, and encumbrances whatsoever. Subject to the terms of this Agreement, on the Closing Date, the Sellers shall transfer and deliver to PAG good and valid title to the Purchased Interests, free and clear of all liens, claims, security interests, restrictions, and encumbrances whatsoever, except those set forth in the Existing Partnership Agreement.

(e) Each of the GE Partners has been provided full access to financial and other information about the Partnership’s business and has had the opportunity to ask questions of and receive answers from the Partnership’s management concerning the business and financial condition of the Partnership. Each GE Partner has conducted its own investigation, to the extent that it has determined necessary or desirable, regarding the Partnership and the transactions contemplated by this Agreement and the other Transaction Documents, and has obtained sufficient information from such independent efforts, relating to both the Partnership and its business, to enable each GE Partner to evaluate the economic merits and risks of the transactions contemplated by this Agreement and the other Transaction Documents, including the sale to PAG of the Partnership Interests contemplated hereby, and each GE Partner acknowledges that it has determined to enter into this Agreement and the other Transaction Documents to which it is a party based on such investigation. In deciding to enter into this Agreement and the other Transaction Documents, the GE Partners have not relied upon any representations of the Penske Partners or the Partnership, other than those specifically set forth in this Agreement and the other Transaction Documents, and each GE Partner acknowledges that no oral representations have been made by the Penske Partners or the Partnership or any representative of any of them in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

(f) No person, firm, corporation or entity acting for or on behalf of any of the GE Partners is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from any of the parties in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

(g) The information made available by each of the Sellers or GECC to the Investment Banks does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made to the extent that the information made available by each of the Sellers or GECC relied on information made available to each of the Sellers or GECC by the Penske Partners or the Partnership. All information made available by each of the Sellers or GECC includes, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding projections, growth plans, and cost reductions and similar matters that are not historical facts. Such statements are based on management’s current expectations, which management believes to be reasonable, and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.

7. Survival. This Agreement, and the representations, warranties, agreements and covenants of the parties set forth herein shall survive the Closing Date.

8. Conditions Precedent to GE Partners’ Obligations. The obligations of each of the GE Partners contained in this Agreement are subject to the satisfaction of each of the following conditions, unless otherwise waived by written consent of the GE Partners:

(a) On the Closing Date, the representations and warranties contained in Sections 4A, 4B and 5 hereof shall be true and correct in all material respects as of the Closing Date and the Penske Partners and the Partnership shall have so certified to the GE Partners in writing.

(b) All the covenants, agreements, and conditions contained in (i) Section 1 of this Agreement to be performed or complied with by the Penske Partners and the Partnership on or prior to the Closing Date, and (ii) any other Section of this Agreement to be performed or complied with by the Penske Partners and the Partnership on or prior to the Closing Date, as applicable, shall have been performed or complied with in all material respects, and the Penske Partners and the Partnership shall have so certified to the GE Partners in writing.

9. Conditions Precedent to the Penske Partners’ Obligations. The obligations of each of the Penske Parties contained in this Agreement are subject to the satisfaction of each of the following conditions, unless otherwise waived by written consent of the Penske Partners:

(a) On the Closing Date, the representations and warranties contained in Sections 5 and 6 hereof shall be true and correct in all material respects and the GE Partners and the Partnership shall have so certified to the Penske Partners in writing.

(b) All the covenants, agreements, and conditions contained in (i) Section 1 of this Agreement to be performed or complied with by the GE Partners and the Partnership on or prior to the Closing Date, and (ii) any other Section of this Agreement to be performed or complied with by the GE Partners and the Partnership on or prior to the Closing Date, as applicable, shall have been performed or complied with in all material respects, and the GE Parties and the Partnership shall have so certified to the Penske Partners in writing.

10. Conditions Precedent to the Partnership’s Obligations. The obligations of the Partnership contained in this Agreement are subject to the satisfaction of each of the following conditions, unless otherwise waived by written consent of the Partnership:

(a) On the Closing Date, the representations and warranties contained in Sections 4A, 4B and 6 hereof shall be true and correct in all material respects and the GE Partners and Penske Parties shall have so certified to the Partnership in writing.

(b) All the covenants, agreements, and conditions contained in (i) Section 1 of this Agreement to be performed or complied with by the GE Partners and the Penske Partners at or prior to the Closing, and (ii) any other Section of this Agreement to be performed or complied with by the GE Partners and the Penske Partners on or prior to the Closing Date, as applicable, shall have been performed or complied with in all material respects, and the GE Partners and the Penske Partners shall have so certified to the Partnership in writing.

11. Further Assurances. From time to time, as and when requested by any party hereto and at such party’s expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments, and shall take, or cause to be taken, all such further or other actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated hereby. The parties agree that the foregoing sentence shall include the grant of a right to PAG at its sole discretion, and the obligation of the parties to effectuate if PAG so elects, to indemnify with respect to, or otherwise become liable for the Partnership’s debt up to a percentage amount equal to PAG’s pro-rata partnership interest percentage.  Such undertaking shall be subordinated to PAG’s indebtedness to its lenders, is subject to receipt by PAG of any consent of its lenders which is applicable and (A) with respect to any indebtedness of the Partnership to GECC under the Revolving Credit Agreement or the Liabilities Agreement (as defined in the Revolving Credit Agreement) such undertaking will be substantially in the form of the Amended and Restated Indemnification Agreement dated as of June 30, 2006 among GECC and PTLC and (B) with respect to any other Partnership indebtedness, shall be in the form acceptable to such holders of such indebtedness.  The Partnership shall not be responsible for any fees associated with PAG’s undertaking pursuant to the previous two (2) sentences. The parties hereto shall use their best efforts to cause the conditions to the parties’ obligations hereunder to be satisfied on or before the Closing Date.

12. Notices. All notices hereunder shall be in writing and shall be sufficiently given if hand-delivered, sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested or by telegram, fax or telecopy (confirmed by mail), receipt acknowledged, addressed as set forth below or to such other person and/or at such other address as may be furnished in writing by any party hereto to the other. Any such notice shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefore, in all other cases. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given as provided in this Agreement; provided that nothing herein shall be deemed to affect the right of any party to serve process in any other manner permitted by law:

If to PTLC or the Partnership:	Route 10, Green Hills P.O. Box 563 Reading, PA 19603-0563 Attention: General Counsel Facsimile No.: 610-775-6330
With a copy to:	Lawrence N. Bluth, Esquire Penske Corporation 2555 Telegraph Road Bloomfield Hills, MI 48302-0954 Facsimile No.: 248-648-2135
If to Holdings or Holdings 2:	1105 North Market Street Suite 1300 Wilmington, DE 19801 Attention: President Facsimile No.: 302-651-8423
With a copy to:	Lawrence N. Bluth, Esquire Penske Corporation 2555 Telegraph Road Bloomfield Hills, MI 48302-0954 Facsimile No.: 248-648-2135
If to PAG:	Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954 Attention: President Facsimile No.: 248-648-2155
With a copy to:	Penske Automotive Group, Inc. Attention: General Counsel 2555 Telegraph Road Bloomfield Hills, MI 48302-0954 Facsimile No.: 248-648-2515
If to any GE Partner:	GE Commercial Finance 901 Main Avenue Norwalk, CT 06851 Attention: Senior Counsel – M&A Facsimile No.: 203-840-6525

13. Agreement. This Agreement, together with the Transaction Documents, sets forth the entire understanding of the parties with respect to the transaction contemplated hereby. This Agreement is binding on and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. No provision of this agreement is intended, or shall be deemed, to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns any rights or remedies.

14. Amendment/Assignment. This Agreement may only be amended by an instrument in writing signed on behalf of each of the parties hereto. No party may assign his or its rights or delegate his or its duties and obligations to be performed under this Agreement without the prior written consent of the other parties.

15. Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be considered one and the same agreement.

16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed wholly in such state, without regard to the principles thereof regarding conflict of laws.

17. Severability. If any one or more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable will be unaffected so long as the economic or legal substances of the transactions contemplated hereby is not affected in any manner materially adverse to any party. A provision of this Agreement held invalid or unenforceable only in part, degree or certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid or unenforceable.

18. Headings. The headings contained in this Agreement are for reference and convenience only, and do not define or limit the scope or interpretation of this Agreement and are not to be deemed to be a material part of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first set forth above.

GENERAL ELECTRIC CREDIT		PENSKE AUTOMOTIVE GROUP, INC.
CORPORATION OF TENNESSEE
By	/s/ Mark Cohen	By	/s/ Robert O’Shaughnessy

	Title: Authorized Person		Title: Executive Vice President-Finance
LOGISTICS HOLDING CORP.		RTLC ACQUISITION CORP.
By	/s/ Mark Cohen	By	/s/ Mark Cohen

	Title: Authorized Person		Title: Authorized Person

NTFC CAPITAL CORPORATION PENSKE TRUCK LEASING CORPORATION

By	/s/ Mark Cohen	By	/s/ Brian Hard

	Title: Authorized Person		Title: President
PTLC HOLDINGS CO., LLC		PTLC2 HOLDINGS	CO., LLC
By	/s/ Brian Hard	By	/s/ Brian Hard

	Title: President		Title: President
PENSKE TRUCK LEASING CO., L.P.
By: PENSKE TRUCK LEASING CORPORATION, its general partner
By	/s/ Brian Hard

Title: President

Joining only with respect to Section 3(a),
GENERAL ELECTRIC CAPITAL CORPORATION

By /s/ Mark Cohen
Title: Vice President